EXHIBIT 99.2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

In re:	)	Case No. 08-36642-DOT
)
CANAL CORPORATION, et al.,	)	Chapter 11
)
Debtors.[1]	)	(Jointly Administered)
)
)

NOTICE OF OCCURRENCE OF PLAN EFFECTIVE DATE

PLEASE TAKE NOTICE that on April 1, 2011, the United States Bankruptcy Court for the Eastern District of Virginia (the “Court”) entered the Findings of Fact, Conclusions of Law and Order Confirming the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of Its Affiliated Debtors [Docket No. 1416] (the “Confirmation Order”), which confirmed the Second Amended Joint Plan of Liquidation of Canal Corporation and Certain of its Affiliated Debtors (as amended or modified, the “Plan”). Copies of the Plan and the Confirmation Order may be viewed at no charge at www.kccllc.net/chesapeake or for a fee via PACER at http://www.vaeb.uscourts.gov/, or may be obtained at no charge by writing to Canal Corporation c/o Kurtzman Carson Consultants LLC, 2335 Alaska Avenue, El Segundo, California 90245. Capitalized terms used but not defined herein have the meanings given them in the Plan.

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The debtors and debtors-in-possession (collectively, the “Debtors”) and the last four digits of their respective taxpayer identification numbers are as follows: Canal Corporation (f/k/a/ Chesapeake Corporation) (6880), Canal NC Company (f/k/a Chesapeake Printing and Packaging Company) (9208), Canal NY Company, Inc. (f/k/a Chesapeake Pharmaceutical Packaging Company, Inc.) (0010), Canal IH Company (f/k/a Chesapeake International Holding Company) (1532), WTM I Company (1080), Sheffield, Inc. (6314), Canal Resources Company (f/k/a Chesapeake Assets Company) (5293), Canal YR Company (f/k/a Chesapeake Recycling Company) (9383), Canal D&P Company (f/k/a Chesapeake Display and Packaging Company) (4207), Canal Virginia Company (f/k/a The Chesapeake Corporation of Virginia) (6783), Canal Corporation (Wisconsin) (f/k/a Chesapeake Corporation (Wisconsin)) (7682), Canal Corporation (Massachusetts) (f/k/a Chesapeake Corporation (Massachusetts)) (7686), Canal Corporation (D.C.) (f/k/a Chesapeake Corporation (D.C.)) (7684), Canal Corporation (Illinois) (f/k/a Chesapeake Corporation (Illinois)) (7685), Canal Corporation (Louisiana) (f/k/a Chesapeake Corporation (Louisiana)) (7681), Canal FP Company, LLC (f/k/a Chesapeake Forest Products Company, LLC) (6880), Canal DE Company (f/k/a Cary St. Company) (9092), Canal DP Company (f/k/a Delmarva Properties, Inc.) (7160), and Canal SH Company (f/k/a Stonehouse Inc.) (2481). For the avoidance of doubt, the Plan Debtors are all of the Debtors except WTM I Company.

Benjamin C. Ackerly (VSB No. 09120)

Jason W. Harbour (VSB No. 68220)

Shannon E. Daily (VSB No. 79334)

HUNTON & WILLIAMS LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219-4074

Telephone: (804) 788-8200

Telecopier: (804) 788-8218

Attorneys for Plan Debtors

Peter S. Partee (VSB No. 34140) 200 Park Avenue, 53rd Floor New York, New York 10166-0136 Telephone: (212) 309-1000 Telecopier: (212) 309-1100

EFFECTIVE DATE

PLEASE TAKE FURTHER NOTICE that on April 18, 2011, the “Effective Date” occurred with respect to the Plan.

PROFESSIONAL FEE CLAIM BAR DATE

PLEASE TAKE FURTHER NOTICE that pursuant to the Plan, the deadline to file final applications for Professional Fee Claims is June 2, 2011, forty-five (45) days after the Effective Date of the Plan. FAILURE TO FILE AND SERVE SUCH PROFESSIONAL FEE APPLICATION TIMELY AND PROPERLY SHALL RESULT IN THE PROFESSIONAL FEE CLAIM BEING FOREVER BARRED AND DISALLOWED.

Dated: Richmond, Virginia

            April 18, 2011

HUNTON & WILLIAMS LLP

/s/ Jason W. Harbour	Peter S. Partee (VSB No. 34140)
Benjamin C. Ackerly (VSB No. 09120)	200 Park Avenue, 53rd Floor
Jason W. Harbour (VSB No. 68220)	New York, New York 10166-0136
Shannon E. Daily (VSB No. 79334)	Telephone: (212) 309-1000
Riverfront Plaza, East Tower	Telecopier: (212) 309-1100
951 East Byrd Street
Richmond, Virginia 23219-4074
Telephone: (804) 788-8200
Telecopier: (804) 788-8218

Attorneys for the Plan Debtors

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